Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share data)

	Three	Three	Nine	Nine
	months	months	months	months
	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008
	(Unaudited)		(Unaudited)
Operating revenue
Management fee revenue, net	$238,752	$234,120	$701,270	$692,737
Premiums earned	52,989	52,057	156,849	155,719
Service agreement revenue	8,730	8,340	25,911	23,480

Total operating revenue	300,471	294,517	884,030	871,936

Operating expenses
Cost of management operations	202,412	195,297	581,648	577,754
Losses and loss adjustment expenses incurred	33,746	37,185	111,834	104,768
Policy acquisition and other underwriting expenses	16,146	12,311	41,056	36,592

Total operating expenses	252,304	244,793	734,538	719,114

Investment income (loss) – unaffiliated
Investment income, net of expenses	9,466	10,218	31,526	33,357
Realized gains (losses) on investments	5,453	(3,925)	5,086	(18,368)
Net impairment losses recognized in earnings	(3,232)	(37,431)	(10,384)	(61,834)
Equity in (losses) earnings of limited partnerships	(8,752)	1,057	(63,581)	20,310

Total investment income (loss) – unaffiliated	2,935	(30,081)	(37,353)	(26,535)

Income before income taxes and equity in earnings (losses) of Erie Family Life Insurance	51,102	19,643	112,139	126,287
Provision for income taxes	16,440	6,011	33,918	40,550
Equity in earnings (losses) of Erie Family Life Insurance, net of tax	5,024	(9,384)	5,328	(10,197)

Net income	$39,686	$4,248	$83,549	$75,540

Net income per share:
Class A common stock – basic	$0.77	$0.08	$1.62	$1.45

Class A common stock – diluted	0.69	0.07	1.46	1.30

Class B common stock – basic and diluted	112.06	15.92	239.96	216.59

Weighted average shares outstanding:
Class A common stock – basic	51,252,693	51,376,513	51,255,234	51,984,203

Class A common stock – diluted	57,383,900	57,533,591	57,393,641	58,141,281

Class B common stock – basic and diluted	2,546	2,551	2,549	2,551

Dividends declared per share:
Class A common stock	$0.45	$0.44	$1.35	$1.32

Class B common stock	67.50	66.00	202.50	198.00

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS — SEGMENT BASIS

(amounts in thousands, except per share data)

	Three	Three	Nine	Nine
	months ended	months ended	months ended	months ended
	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008
	(Unaudited)		(Unaudited)
Management operations
Management fee revenue	$252,624	$247,723	$742,166	$733,131
Service agreement revenue	8,730	8,340	25,911	23,480

Total revenue from management operations	261,354	256,063	768,077	756,611
Cost of management operations	214,175	206,652	615,541	611,426

Income from management operations	47,179	49,411	152,536	145,185

Insurance underwriting operations
Premiums earned	52,989	52,057	156,849	155,719

Losses and loss adjustment expenses incurred	33,746	37,185	111,834	104,768
Policy acquisition and other underwriting expenses	18,255	14,559	48,059	43,313

Total losses and expenses	52,001	51,744	159,893	148,081

Underwriting income (loss)	988	313	(3,044)	7,638

Investment operations
Investment income, net of expenses	9,466	10,218	31,526	33,357
Realized gains (losses) on investments	5,453	(3,925)	5,086	(18,368)
Net impairment losses recognized in earnings	(3,232)	(37,431)	(10,384)	(61,834)
Equity in (losses) earnings of limited partnerships	(8,752)	1,057	(63,581)	20,310
Equity in earnings (losses) of Erie Family Life Insurance	5,402	(10,090)	5,729	(10,965)

Net revenue (loss) from investment operations	8,337	(40,171)	(31,624)	(37,500)

Income before income taxes	56,504	9,553	117,868	115,323
Provision for income taxes	16,818	5,305	34,319	39,783

Net income	$39,686	$4,248	$83,549	$75,540

Net income per share – Class A basic	$0.77	$0.08	$1.62	$1.45

Net income per share – Class A diluted	0.69	0.07	1.46	1.30

Net income per share – Class B basic and diluted	112.06	15.92	239.96	216.59

Weighted average shares outstanding - Class A diluted	57,384	57,534	57,394	58,141

Amounts presented on a segment basis are gross of intercompany/intersegment items.

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

Definition of non-GAAP and operating measures

We believe that investors’ understanding of our performance is enhanced by the disclosure of the following non-GAAP financial measure. Our method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income excluding realized capital gains and losses and impairment losses and related federal income taxes. We elected the fair value measurement option for our common stock portfolio effective January 1, 2008. As such, changes in value related to common stocks are reported in earnings. These unrealized gains or losses are included in the net realized losses/gains on investments on the Consolidated Statements of Operations that is used to calculate operating income. Equity in earnings or losses of Erie Family Life Insurance Company and equity in earnings or losses of limited partnerships are not excluded from the calculation of operating income. Equity in earnings or losses of limited partnerships includes the respective investment’s realized capital gains and losses, as well as unrealized gains and losses.

Net income is the GAAP measure that is most directly comparable to operating income.

We use operating income to evaluate the results of operations. It reveals trends in our management services, insurance underwriting and investment operations that may be obscured by the net effects of realized capital gains and losses including impairment losses. Realized capital gains and losses including impairment losses, may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions, the timing of which is unrelated to our management services and insurance underwriting processes. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income and does not reflect our overall profitability.

The following table reconciles operating income and net income for the periods ended September 30, 2009 and 2008:

	Three	Three	Nine	Nine
	months ended	months ended	months ended	months ended
	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008
(in thousands, except per share data)
	(Unaudited)		(Unaudited)
Operating income	$38,242	$31,129	$86,993	$127,671
Net realized gains (losses) and impairments on investments	2,221	(41,356)	(5,298)	(80,202)
Income tax (expense) benefit	(777)	14,475	1,854	28,071

Realized gains (losses) and impairments, net of income taxes	1,444	(26,881)	(3,444)	(52,131)

Net income	$39,686	$4,248	$83,549	$75,540

	Three	Three	Nine	Nine
	months ended	months ended	months ended	months ended
	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008

Per Class A share – diluted:	(Unaudited)		(Unaudited)
Operating income	$0.66	$0.54	$1.52	$2.20
Net realized gains (losses) and impairments on investments	0.04	(0.72)	(0.09)	(1.38)
Income tax (expense) benefit	(0.01)	0.25	0.03	0.48

Realized gains (losses) and impairments, net of income taxes	0.03	(0.47)	(0.06)	(0.90)

Net income	$0.69	$0.07	$1.46	$1.30

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(amounts in thousands, except per share data)

	September 30,	December 31,
	2009	2008
	(Unaudited)
Assets
Investments
Available-for-sale securities, at fair value:
Fixed maturities	$646,908	$563,429
Equity securities	40,499	55,281
Trading securities, at fair value	41,072	33,338
Other invested assets	249,266	300,391

Total investments	977,745	952,439
Cash and cash equivalents	36,872	61,073
Equity in Erie Family Life Insurance	71,006	29,236
Premiums receivable from policyholders	251,784	244,760
Receivables from affiliates	1,194,373	1,130,610
Other assets	177,700	195,268

Total assets	$2,709,480	$2,613,386

Liabilities and shareholders’ equity
Liabilities
Unpaid losses and loss adjustment expenses	$982,972	$965,081
Unearned premiums	452,815	424,370
Other liabilities	395,578	432,060

Total liabilities	1,831,365	1,821,511
Total shareholders’ equity	878,115	791,875

Total liabilities and shareholders’ equity	$2,709,480	$2,613,386

Book value per share	$15.31	$13.79

Shares outstanding	57,363	57,405

ERIE INDEMNITY COMPANY
RECONCILIATION OF PROPERTY AND CASUALTY GROUP TO INDEMNITY RESULTS

	Three	Three	Nine	Nine
	months ended	months ended	months ended	months ended
	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008
(dollars in thousands)
Property and Casualty Group insurance underwriting operations (SAP basis)

Direct underwriting results
Direct written premium	$1,008,901	$989,291	$2,974,265	$2,937,724

Premiums earned	965,100	956,771	2,870,287	2,857,056

Loss and loss adjustment expenses incurred	622,297	695,208	2,027,762	1,900,836
Policy acquisition and other underwriting expenses	277,832	271,140	834,408	810,256

Total losses and expenses	900,129	966,348	2,862,170	2,711,092

Direct underwriting income (loss)	64,971	(9,577)	8,117	145,964

Nonaffiliated reinsurance underwriting results
Assumed voluntary-less ceded retrocessions	3,212	831	3,176	486
Assumed involuntary	(42,680)	15,497	(39,503)	13,092
Less: Ceded	5,743	(3,313)	27,181	14,984

Nonaffiliated reinsurance underwriting income	(45,211)	19,641	(63,508)	(1,406)

Net underwriting income (loss) (SAP basis)	$19,760	$10,064	($55,391)	$144,558

Erie Indemnity insurance underwriting operations (SAP to GAAP basis)
Percent of pool assumed by the Indemnity Company	5.50%	5.50%	5.50%	5.50%

Indemnity preliminary underwriting income (loss) (SAP basis)	$1,087	$554	($3,047)	$7,951
SAP to GAAP adjustments	(99)	(241)	3	(313)

Indemnity underwriting income (loss) before tax (GAAP basis)	$988	$313	($3,044)	$7,638

Property & Casualty Group (SAP basis)
Net basis:
Loss and LAE ratio	63.1%	70.7%	70.8%	66.7%
Underwriting ratio	26.5	27.0	27.5	27.2
Policyholder dividends ratio	0.0	0.0	0.0	0.1

Statutory combined ratio	89.6	97.7	98.3	94.0

Adjusted combined ratio, excluding profit component	85.8	93.6	94.0	89.8

Direct business:
Loss ratio points from prior accident year reserve development – (redundancy) deficiency	(4.3)	(0.4)	(0.2)	(3.2)
Loss ratio points from prior accident years from salvage and subrogation recoveries collected	(0.9)	(1.0)	(1.9)	(2.0)

Total loss ratio points from prior accident years	(5.2)	(1.4)	(2.1)	(5.2)

Loss ratio points from catastrophes	2.4	8.0	3.8	4.2
Erie Indemnity Company
GAAP combined ratio	98.1	99.4	101.9	95.1
GAAP loss ratio points from catastrophes	2.4	8.1	3.9	4.2

SAP basis represents statutory accounting principles as codified by the National Association of Insurance Commissioners (NAIC).

Selected financial data of Erie Insurance Exchange:

The selected financial data below is derived from the Erie Insurance Exchange’s financial statements prepared in accordance with Statutory Accounting Principles. In our opinion, all adjustments consisting only of normal recurring accruals, considered necessary for a fair presentation have been included. The financial data set forth below is only a summary.

	Three	Three	Nine	Nine
	months ended	months ended	months ended	months ended
	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008
(dollars in thousands)
Statutory accounting basis	(Unaudited)		(Unaudited)
Premiums earned	$921,050	$902,260	$2,718,765	$2,694,802
Losses, loss adjustment expenses and
underwriting expenses	902,388	892,731	2,771,110	2,558,171

Net underwriting income (loss)	18,662	9,529	(52,345)	136,631

Total investment income (loss)	27,588	(269,878)	(163,820)	(294,141)

Income (loss) before income taxes	46,250	(260,349)	(216,165)	(157,510)
Federal income tax expense (benefit)	13,468	15,800	(34,096)	129,164

Net income (loss)	$32,782	($276,149)	($182,069)	($286,674)

	As of	As of
	September 30,	December 31,
	2009	2008
(dollars in thousands)
Statutory accounting basis	(Unaudited)
Cash and invested assets	$8,262,437	$7,595,727
Other assets	1,345,768	1,552,902

Total assets	$9,608,205	$9,148,629

Loss, loss adjustment expense and
unearned premium reserves	$4,909,177	$4,768,240
Other liabilities	407,944	334,399

Total liabilities	5,317,121	5,102,639

Policyholders’ surplus	4,291,084	4,045,990

Total liabilities and policyholders’ surplus	$9,608,205	$9,148,629

Management fee revenue by major lines of business – Segment basis:

	Three months	Three months		Nine months	Nine months
	ended	ended		ended	ended
	September 30,	September 30,	%	September 30,	September 30,	%
	2009	2008	Change	2009	2008	Change
(dollars in thousands)
Private passenger auto	$125,048	$122,011	2.5%	$358,386	$352,065	1.8%
Homeowners	55,957	52,266	7.1	150,942	141,806	6.4
Commercial multi-peril	26,151	25,877	1.1	85,173	84,570	0.7
Commercial auto	17,891	18,351	(2.5)	58,645	60,707	(3.4)
Workers compensation	13,700	15,831	(13.5)	49,747	56,535	(12.0)
All other lines of business	13,477	12,987	3.8	40,673	38,748	5.0

	252,224	247,323	2.0	743,566	734,431	1.2
Change in allowance for management fee returned on cancelled policies	400	400		(1,400)	(1,300)

Management fee revenue, net of allowance	$252,624	$247,723	2.0%	$742,166	$733,131	1.2%

Management fee rate	25.00%	25.00%		25.00%	25.00%

Growth rates of policies in force for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.		12-mth.	Total	12-mth.
	Passenger	growth		growth	All Other	growth	Personal	growth
Date	Auto	rate	Homeowners	rate	Personal Lines	rate	Lines	rate
09/30/2007	1,649,801	0.8%	1,408,114	2.5%	316,786	6.2%	3,374,701	2.0%
12/31/2007	1,651,234	1.1	1,413,712	2.6	321,431	6.6	3,386,377	2.2
03/31/2008	1,655,869	1.2	1,420,250	2.6	325,926	6.7	3,402,045	2.3
06/30/2008	1,667,446	1.4	1,433,504	2.5	332,922	6.8	3,433,872	2.4
09/30/2008	1,677,151	1.7	1,446,779	2.7	340,566	7.5	3,464,496	2.7
12/31/2008	1,683,526	2.0	1,454,797	2.9	346,953	7.9	3,485,276	2.9
03/31/2009	1,694,583	2.3	1,466,227	3.2	353,470	8.5	3,514,280	3.3
06/30/2009	1,709,580	2.5	1,483,763	3.5	362,582	8.9	3,555,925	3.6
09/30/2009	1,721,388	2.6	1,498,285	3.6	369,253	8.4	3,588,926	3.6

		12-mth.	CML*	12-mth.		12-mth.		12-mth.	Total	12-mth.
	CML*	growth	Multi-	growth	Workers	growth	All Other	growth	CML*	growth
Date	Auto	rate	Peril	rate	Comp.	rate	CML* Lines	rate	Lines	rate
09/30/2007	122,154	2.2%	226,302	3.9%	54,341	(0.1)%	96,167	3.8%	498,964	3.0%
12/31/2007	122,558	2.3	228,214	4.4	54,720	1.5	96,464	4.1	501,956	3.5
03/31/2008	122,882	2.5	229,577	4.7	54,927	2.7	96,511	3.9	503,897	3.8
06/30/2008	123,955	1.9	234,393	4.8	55,801	3.4	97,745	3.3	511,894	3.7
09/30/2008	124,418	1.9	236,994	4.7	56,381	3.8	98,786	2.7	516,579	3.5
12/31/2008	124,205	1.3	237,228	3.9	56,704	3.6	98,796	2.4	516,933	3.0
03/31/2009	123,747	0.7	236,804	3.1	56,661	3.2	98,622	2.2	515,834	2.4
06/30/2009	124,917	0.8	240,970	2.8	57,549	3.1	99,973	2.3	523,409	2.2
09/30/2009	125,149	0.6	243,771	2.9	58,238	3.3	101,157	2.4	528,315	2.3

		12-mth.
	Total All	growth
Date	Lines	rate
09/30/2007	3,873,665	2.1%
12/31/2007	3,888,333	2.4
03/31/2008	3,905,942	2.5
06/30/2008	3,945,766	2.5
09/30/2008	3,981,075	2.8
12/31/2008	4,002,209	2.9
03/31/2009	4,030,114	3.2
06/30/2009	4,079,334	3.4
09/30/2009	4,117,241	3.4

CML* = Commercial

Policy retention trends for Property and Casualty Group insurance operations by major lines of business:

	Private			CML*
	Passenger		CML*	Multi-	Workers	All Other
Date	Auto	Homeowners	Auto	Peril	Comp.	Lines	Total All Lines
09/30/2007	91.3%	90.1%	88.2%	86.1%	86.8%	87.5%	90.0%
12/31/2007	91.5	90.3	88.2	86.0	86.8	87.8	90.2
03/31/2008	91.6	90.5	88.4	86.5	87.6	87.9	90.4
06/30/2008	91.6	90.7	87.9	86.2	87.5	88.1	90.4
09/30/2008	91.7	91.0	87.8	86.0	87.2	88.2	90.5
12/31/2008	91.8	91.1	87.6	85.6	86.6	88.5	90.6
03/31/2009	91.9	91.4	87.5	85.7	86.3	88.8	90.8
06/30/2009	91.9	91.6	87.3	85.2	85.7	89.1	90.8
09/30/2009	91.9	91.4	87.0	84.9	85.8	88.8	90.7

CML* = Commercial

Average premium per policy trends for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.	All other	12-mth.		12-mth.
	Passenger	percent		percent	Personal	percent	Total Personal	percent
Date	Auto	change	Homeowners	change	Lines	change	Lines	change
09/30/2007	$1,093	(2.6)%	$519	(2.1)%	$352	1.1%	$783	(2.9)%
12/31/2007	1,092	(1.6)	518	(1.5)	353	1.1	782	(1.9)
03/31/2008	1,091	(0.8)	518	(1.1)	354	1.4	781	(1.3)
06/30/2008	1,088	(0.5)	514	(1.2)	353	0.6	777	(1.1)
09/30/2008	1,086	(0.6)	511	(1.5)	354	0.6	774	(1.1)
12/31/2008	1,085	(0.6)	511	(1.4)	356	0.8	773	(1.2)
03/31/2009	1,081	(0.9)	512	(1.2)	358	1.1	771	(1.3)
06/30/2009	1,076	(1.1)	516	0.4	359	1.7	769	(1.0)
09/30/2009	1,076	(0.9)	520	1.8	359	1.4	770	(0.5)

		12-mth.		12-mth.		12-mth.	Total	12-mth.
		percent		percent	All Other	percent	CML*	percent
Date	CML* Auto	change	Workers Comp.	change	CML* Lines	change	Lines	change
09/30/2007	$2,600	(3.9)%	$5,780	(4.4)%	$1,592	(4.6)%	$2,295	(5.0)%
12/31/2007	2,577	(4.1)	5,602	(6.4)	1,581	(4.6)	2,262	(5.5)
03/31/2008	2,568	(3.6)	5,453	(7.8)	1,576	(4.0)	2,240	(5.3)
06/30/2008	2,530	(3.7)	5,236	(11.3)	1,546	(4.3)	2,187	(6.3)
09/30/2008	2,514	(3.3)	5,067	(12.3)	1,536	(3.5)	2,157	(6.0)
12/31/2008	2,505	(2.8)	4,951	(11.6)	1,533	(3.0)	2,141	(5.3)
03/31/2009	2,483	(3.3)	4,792	(12.1)	1,537	(2.5)	2,122	(5.3)
06/30/2009	2,439	(3.6)	4,555	(13.0)	1,511	(2.3)	2,067	(5.5)
09/30/2009	2,420	(3.7)	4,354	(14.1)	1,496	(2.6)	2,030	(5.9)

		12-mth.
	Total All	percent
Date	Lines	change
09/30/2007	$978	(3.3)%
12/31/2007	973	(2.8)
03/31/2008	969	(2.2)
06/30/2008	960	(2.4)
09/30/2008	953	(2.6)
12/31/2008	949	(2.5)
03/31/2009	944	(2.6)
06/30/2009	936	(2.5)
09/30/2009	932	(2.2)

CML* = Commercial

PROPERTY & CASUALTY GROUP ADJUSTED COMBINED RATIO BY
MAJOR LINES OF BUSINESS (SAP BASIS) – DIRECT BUSINESS

	Three Months ended				Three Months ended
	September 30, 2009				September 30, 2008
	Calendar* Year	Prior Year** Reserve Development Deficiency (Redundancy)	Catastrophe Losses	Current Accident Year Excluding Catastrophes	Calendar* Year	Prior Year** Reserve Development Deficiency (Redundancy)	Catastrophe Losses	Current Accident Year Excluding Catastrophes

Private Passenger Auto	91.6%	0.0%	0.3%	91.3%	82.9%	(3.5)%	1.2%	85.2%
Homeowners	87.0%	0.2%	9.0%	77.8%	116.6%	0.8%	30.7%	85.1%
Other Personal Lines	67.7%	(11.8)%	3.1%	76.4%	68.2%	(11.4)%	11.3%	68.3%
Total Personal	89.3%	(0.5)%	2.9%	86.9%	91.6%	(2.6)%	9.8%	84.4%
Commercial Multi-Peril	101.1%	6.2%	3.3%	91.6%	119.2%	4.2%	9.2%	105.8%
Commercial Auto	79.2%	(15.7)%	(0.1)%	95.0%	81.0%	0.0%	0.4%	80.6%
Workers’ Compensation	67.9%	(49.4)%	0.0%	117.3%	115.8%	6.6%	0.0%	109.2%
Other Commercial Lines	79.8%	(13.8)%	1.1%	92.5%	144.3%	22.7%	0.2%	121.4%
Total Commercial	85.6%	(14.4)%	1.4%	98.6%	109.4%	4.9%	3.7%	100.8%
Grand Total – Direct
Business Only	87.9%	(4.3)%	2.4%	89.8%	96.6%	(0.4)%	8.0%	89.0%
		Nine Months ended				Nine Months ended
		September 30, 2009				September 30, 2008

	Calendar* Year	Prior Year** Reserve Development Deficiency (Redundancy)	Catastrophe Losses	Current Accident Year Excluding Catastrophes	Calendar* Year	Prior Year** Reserve Development Deficiency (Redundancy)	Catastrophe Losses	Current Accident Year Excluding Catastrophes

Private Passenger Auto	94.1%	2.0%	0.6%	91.5%	83.8%	(5.7)%	0.8%	88.7%
Homeowners	104.7%	2.1%	13.7%	88.9%	98.3%	(3.3)%	15.6%	86.0%
Other Personal Lines	77.3%	(7.7)%	4.5%	80.5%	75.5%	(6.4)%	5.9%	76.0%
Total Personal	96.3%	1.6%	4.5%	90.2%	87.5%	(5.1)%	5.1%	87.5%
Commercial Multi-Peril	108.8%	9.9%	5.2%	93.7%	100.8%	0.0%	4.7%	96.1%
Commercial Auto	76.3%	(10.8)%	1.2%	85.9%	79.3%	(6.6)%	0.6%	85.3%
Workers’ Compensation	81.8%	(18.8)%	0.0%	100.6%	107.0%	5.9%	0.0%	101.1%
Other Commercial Lines	62.2%	(16.2)%	0.7%	77.7%	108.5%	23.0%	0.3%	85.2%
Total Commercial	89.7%	(4.8)%	2.5%	92.0%	97.0%	1.3%	2.0%	93.7%
Grand Total – Direct
Business Only	94.4%	(0.2)%	3.8%	90.8%	90.3%	(3.2)%	4.2%	89.3%
*The calendar year combined ratio represents the adjusted statutory combined ratio, which removes the profit component of the management fee earned by the Company.
**The prior accident year reserve development does not include the effects of salvage and subrogation recoveries.